This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


                             Preliminary Term Sheet
                                  $400,000,000
                   ContiMortgage Home Equity Loan Trust 1997-1

Underwriters:        Greenwich Capital Markets, Inc. (Books)
                     ContiFinancial Services Corporation
                     Morgan Stanley & Co. Inc.
Sellers:             ContiMortgage Corporation and ContiWest Corporation
Originator &
  Servicer:          ContiMortgage Corporation
Depositor:           ContiSecurities Asset Funding Corp.
Trustee:             Manufacturers and Traders Trust Company (the "Trustee")
Registration:        Certificates will be available in book-entry form through
                       DTC, Cedel and Euroclear.
Cut-off Date:        January [17], 1997
Pricing Date:        January [30], 1997
Settlement Date:     February [6], 1997
Distribution Dates:  [15]th day of each month (or the next succeeding business day), beginning March [17], 1997.
ERISA Eligibility:   The Class A Certificates may be purchased by employee
                       benefit plans that are subject to ERISA; the Class M and B Certificates (the "Subordinate Certificates") may not be purchased by employee benefit plans that are subject to ERISA except as provided for in the Prospectus Supplement.
SMMEA Treatment:     The Certificates will not constitute "mortgage related
                       securities" for purposes of SMMEA.
Optional
  Termination:       10% optional clean-up call (outstanding mortgage pool
                       balance is less than 10% of the initial mortgage pool balance as of the Cut-off Date).
Mortgage Loans:      Fixed rate conventional (closed-end) home equity mortgage
                       loans.
Pre-Funding:         None
Taxation:            REMIC election
Credit Enhancement:  For each respective class of Certificates as follows:


  Initial Subordination and Target
    Overcollateralization:
  --------------------------------
    (as a % of the original balance
    of all Certificates)             Class A   Class M-1   Class M-2    Class B
                                     -------   ---------   ---------    -------
  Initial Subordination               11.50%     7.00%       1.25%        0.00%
  Target Overcollateralization
    (0% initially)*                    1.00%     1.00%       1.00%        1.00%
  ----------------------------         -----     -----       -----        -----
  Total Credit Enhancement            12.50%     8.00%       2.25%        1.00%
       * Resulting from the application of excess spread.

  Subordination and Overcollateralization
    Step-Down:**
  ---------------------------------------
    (as a % of the original balance
    of all Certificates)             Class A   Class M-1   Class M-2    Class B
                                     -------   ---------   ---------    -------
  Subordination Step-Down             11.50%     7.00%       1.25%       0.00%
  Overcollateralization Step-Down      1.00%     1.00%       1.00%       1.00%
  -------------------------------      -----     -----       -----       -----
  Total Subordination Step-Down       12.50%     8.00%       2.25%       1.00%

       ** Subject to certain collateral performance measures (or "Trigger
          Event") and minimum overcollateralization levels. No step-down shall occur until the later of (a) period 37 and (b) the outstanding collateral balance is less than 50% of the initial collateral balance (the "Step-Down Date").

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                                                        Page 2

                   ContiMortgage Home Equity Loan Trust 1997-1

Interest
  Allocations:   Interest received shall be allocated in the following
                 priority to the extent of amounts avaialble:
                 (i)    Payment of Trustee Fees;
                 (ii)   Current Interest on the Class A Certificates,
                        pro-rata without any priority;
                 (iii)  Current Interest on the Class M-1 Certificates;
                 (iv)   Current Interest on the Class M-2 Certificates;
                 (v)    Current Interest on the Class B-1 Certificates;
                 (vi)   As accelerated distribution of principal on the Class A
                        Certificates, Class M-1 Certificates, Class M-2 Certificate, and Class B Certificate (in such priority as required to reach and maintain the Total Subordination Step-Down amount for each such Class of Certificates, respectively--see Principal Allocations below), until the Target Overcollateralization amount is reached, and
                 (vii)  Remaining amounts to the owner of the Class C-IO
                        Certificates (not being offered hereby).

Principal
  Allocation:    Principal collections shall be allocated in the following
                 priority to the extent of amounts available:

                   For periods prior to the Step-Down Date or upon a Trigger Event (defined above):
                     (i) To the Class A Certificates (sequentially with respect to Classes A-1 to A-8, and concurrently with respect to Class A-9 based upon its specified percentage), all principal collections until such Classes are equal to zero;
                     (ii) To the Class M-1 Certificates, all principal collections until such Class is equal to zero;
                     (iii) To the Class M-2 Certificates, all principal collections until such Class is equal to zero;
                     (iv) To the Class B Certificates, all principal collections until such Class is equal to zero;

                   For periods on and after the Step-Down Date and no Trigger Event (defined above):
                     (i) To the Class A Certificates (sequentially with respect to Classes A-1 to A-8, and concurrently with respect to Class A-9 based upon its specified percentage), an amount required to reach and maintain the Total Subordination Step-down amount for the Class A Certificates;
                     (ii) To the Class M-1 Certificates, an amount required to reach and maintain the Total Subordination Step-down amount for the Class M-1 Certificates;
                     (iii) To the Class M-2 Certificates, an amount required to reach and maintain the Total Subordination Step-down amount for the Class M-2 Certificates;
                     (iv) To the Class B Certificates, an amount required to reach and maintain the Total Subordination Step-down amount for the Class B Certificates,
                     (v) Any remaining amounts shall be paid to the Class R Certificate (not being offered hereby)

Loss
  Allocations:   Losses shall be allocated in the following priority:
                     (i)     as a reduction to current period excess spread;
                     (ii)    as a reduction to the Overcollateralization Amount;
                     (iii)   as a reduction to the Class B Certificate Balance;
                     (iv)    as a reduction to the Class M-2 Certificate
                             Balance;
                     (v)     as a reduction to the Class M-1 Certificate
                             Balance, and
                     (vi) as a reduction to the Class A Certificate Balances (pro-rata).

Preliminary Term Sheet
ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              Modeling Assumptions

Fixed Rate Collateral   $399,999,865

Prepayment Assumption: 120% of the Prepayment Assumption. A 100% Prepayment Assumption assumes that the prepayments start at 4% CPR in month 1, rise by 1.455% per month to 20% CPR in month 12 and remain at 20% CPR thereafter on a seasoning adjusted basis.


                                     Expected
                                  Moody's/Fitch             Delay     Day      Dated   Settlement
   Class      Balance      WAL       Ratings    Coupon (1)  Days     Count     Date       Date


    A-1     $50,750,000    0.50      Aaa/AAA      6.28%      14     30/360    1/18/97    2/6/97
    A-2     $57,500,000    1.15      Aaa/AAA      6.39%      14     30/360    1/18/97    2/6/97
    A-3     $84,500,000    2.03      Aaa/AAA      6.61%      14     30/360    1/18/97    2/6/97
    A-4     $37,250,000    3.03      Aaa/AAA      6.79%      14     30/360    1/18/97    2/6/97
    A-5     $28,250,000    4.04      Aaa/AAA      7.02%      14     30/360    1/18/97    2/6/97
    A-6     $20,000,000    5.08      Aaa/AAA      7.19%      14     30/360    1/18/97    2/6/97
    A-7     $24,250,000    7.01      Aaa/AAA      7.42%      14     30/360    1/18/97    2/6/97
    A-8     $21,500,000   11.98      Aaa/AAA      7.68%      14     30/360    1/18/97    2/6/97
  A-9 (2)   $30,000,000    6.58      Aaa/AAA      7.21%      14     30/360    1/18/97    2/6/97
   A-10IO       (3)                  Aaa/AAA      1.10%      14     30/360    1/18/97    2/6/97
    M-1     $18,000,000    6.09       Aa2/AA      7.74%      14     30/360    1/18/97    2/6/97
    M-2     $23,000,000    5.90        A3/A       8.03%      14     30/360    1/18/97    2/6/97
     B       $5,000,000    5.18      Baa3/BBB     8.31%      14     30/360    1/18/97    2/6/97


Notes:
(1) All Classes settle with accrued interest; 30/360 day count.
(2) Class A-9 Lock-Out Bond is allocated principal pari passu with the Class A Certificates that is currently receiving principal payments in a ratio equal to the product of a) the outstanding principal balance of the Lock Bond divided by the outstanding principal balance of all Class A Certificates and
    b) a specified percentage.

The specified percentage is as follows:

                        Distribution Periods    Applicable Percentages
                        Month 1 - Month 36              0%
                        Month 37 - Month 60            45%
                        Month 61 - Month 72            80%
                        Month 73 - Month 84           100%
                        Month 85 - End                300%

(3) Class A-10IO Notional Balance is the outstanding Collateral Balance each month.


Initial OC                   0.00%
OC Target:                   1.00% as % of initial principal Certificate balance
OC Step Down                 2.00% as % of current principal Certificate balance
The OC Step Down occurs when at the later of (i) period 37 and (ii) the current principal balance is less than 50% of the initial principal balance.
OC Floor:                    0.50% as % of initial collateral principal balance
Servicing:                   0.50% as % of collateral principal balance
Trustee:                     0.01% as % of collateral principal balance


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                Summary of Bonds

                                                                 1st      Last
                                                               Payment   Payment
To Maturity                        Avg Life   CBE               Date       Date   Modified  Legal
Class         Amount      Coupon   (years)   Yield    Price    (mm/yy)   (mm/yy)  Duration  Final


A-1         $50,750,000    6.28%     0.50    5.851%   100.00%   Mar-97    Dec-97    0.48    TBD
A-2         $57,500,000    6.39%     1.15    6.245%   100.00%   Dec-97    Jul-98    1.08    TBD
A-3         $84,500,000    6.61%     2.03    6.562%   100.00%   Jul-98    Oct-99    1.84    TBD
A-4         $37,250,000    6.79%     3.03    6.787%   100.00%   Oct-99    Aug-00    2.66    TBD
A-5         $28,250,000    7.02%     4.04    7.043%   100.00%   Aug-00    Sep-01    3.41    TBD
A-6         $20,000,000    7.19%     5.08    7.231%   100.00%   Sep-01    Oct-02    4.12    TBD
A-7         $24,250,000    7.42%     7.01    7.481%   100.00%   Oct-02    Apr-06    5.26    TBD
A-8         $21,500,000    7.68%    11.98    7.764%   100.00%   Apr-06    Jan-12    7.52    TBD
A-9         $30,000,000    7.21%     6.58    7.263%   100.00%   Mar-00    Jan-12    5.00    TBD
A-10IO           (3)       1.10%
M-1         $18,000,000    7.74%     6.09    7.799%   100.00%   Mar-00    Aug-10    4.52    TBD
M-2         $23,000,000    8.03%     5.90    8.094%   100.00%   Mar-00    Mar-09    4.40    TBD
B-1          $5,000,000    8.31%     5.18    8.374%   100.00%   Mar-00    Feb-05    4.00    TBD


                                                                 1st      Last
                                                               Payment   Payment
To 10%                             Avg Life   CBE               Date       Date   Modified
Call Class    Amount      Coupon   (years)   Yield    Price    (mm/yy)   (mm/yy)  Duration
A-7         $24,250,000    7.42%     6.94    7.480%   100.00%   Oct-02    Jun-05    5.23
A-8         $21,500,000    7.68%     8.36    7.754%   100.00%   Jun-05    Jun-05    5.96
A-9         $30,000,000    7.21%     6.43    7.262%   100.00%   Mar-00    Jun-05    4.93
A-10IO           (3)       1.10%                                Mar-97    Jun-05
M-1         $18,000,000    7.74%     5.60    7.796%   100.00%   Mar-00    Jun-05    4.31
M-2         $23,000,000    8.03%     5.60    8.092%   100.00%   Mar-00    Jun-05    4.27


Notes:
1 Pricing Prepayment  = 120% of the Prepayment Assumption.
  A 100% Prepayment Assumption assumes prepayments start at 4% CPR in month 1, rise by 1.455% per month to 20% CPR in month 12 thereafter on a seasoning adjusted basis.
2 Coupons and prices are assumed for computational materials.

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Fixed Rate Home Equity Loans                                            (Minimum - Maximum)

Total Number of Loans:                                     6,539
Total Outstanding Loan Balance:                    $ 399,999,865
       Balloon (% of Total):                               55.62%
       Level Pay (% of Total):                             44.38%
Average Loan Principal Balance:                    $   61,171.00     ($198.5  to $450,000)
Weighted Average LTV:                                      72.42%    (4.00% to 90.00%)
Weighted Average CLTV :                                    75.48%    (10.15% to 95.97%)
Weighted Average Home Equity Ratio(2nd Liens Only):        39.84%    (5.83% to 96.04%)
Weighted Average Coupon:                                   11.56%    (7.90% to 20.95%)
Weighted Average Remaining Term to Maturity (months):     214.4      (56 to 360)
Weighted Average Seasoning (months):                       1.3
Weighted Average Original Term (months):                 215.7       (60 to 360 )

Range of Original Terms:                   Level Pay                Balloons
                                      -----------------           -------------
                                       Up to 60:  0.20%           180      100%
                                       61 - 120:  3.09%
                                      121 - 180: 29.01%
                                      181 - 240: 31.93%
                                      241 - 300:  1.27%
                                      301 - 360: 34.50%

Lien Position:
                        1st Lien:                 93.22%
                        2nd Lien:                  6.78%

Property Type:
                        Single Family Detached:   84.63%
                        Single Family Attached:    3.74%
                        2 -4 Family:               8.16%
                        Other:                     3.47%
Occupancy Status:
                        Owner Occupied:           95.26%
                        Non-Owner Occupied:        4.74%

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Fixed Rate Home Equity Loans (Cont.)

Geographic Distribution:                      OH:  10.06%
(states not listed individually account for   NY:   8.91%
less than 5.00% of the Outstanding Mortgage   MI:   8.42%
Pool principal balance)                       IL:   7.08%
                                              PA:   6.14%
                                              NJ:   6.02%
                                              FL:   5.70%
                                              NC:   5.06%

Credit Quality:                                A:  54.70%
(per ContiMortgage's guidelines)               B:  25.35%
                                               C:  15.25%
                                               D:   4.71%




These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Distribution by Geographic Location


                      # of       Aggregate  % of Aggregate
Geographic Location   Loans    Loan Balance   Loan Balance

            Arizona      44   $3,011,343.01        0.75%
           Arkansas      37    2,078,999.78        0.52%
         California     118   13,006,377.27        3.25%
           Colorado      66    4,164,876.69        1.04%
        Connecticut      78    7,101,585.65        1.78%
           Delaware      22    1,805,483.60        0.45%
                 DC      39    3,053,586.74        0.76%
            Florida     405   22,804,279.63        5.70%
            Georgia     190   10,806,993.33        2.70%
             Hawaii       1       84,964.28        0.02%
              Idaho      19    1,295,448.17        0.32%
           Illinois     449   28,314,399.05        7.08%
            Indiana     384   18,302,622.45        4.58%
               Iowa      18      630,333.49        0.16%
             Kansas      37    1,909,058.39        0.48%
           Kentucky     141    7,166,877.52        1.79%
          Louisiana       4      221,078.22        0.06%
              Maine       2      102,158.69        0.03%
           Maryland     267   18,950,785.37        4.74%
      Massachusetts     150   11,717,967.29        2.93%
           Michigan     768   33,662,964.58        8.42%
          Minnesota      73    4,639,449.91        1.16%
        Mississippi      16      653,537.70        0.16%
           Missouri     125    5,654,597.45        1.41%
            Montana       1       74,872.72        0.02%
           Nebraska       5      243,538.36        0.06%
             Nevada       9      490,987.79        0.12%
      New Hampshire       9      432,919.15        0.11%
         New Jersey     293   24,087,702.00        6.02%
         New Mexico      44    3,229,216.91        0.81%
           New York     393   35,654,453.52        8.91%
     North Carolina     371   20,221,463.24        5.06%
               Ohio     713   40,235,856.28       10.06%
           Oklahoma      20    1,399,036.73        0.35%
             Oregon      31    2,171,028.84        0.54%
       Pennsylvania     440   24,564,777.91        6.14%
       Rhode Island      40    3,680,818.54        0.92%




These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Distribution by Geographic Location (Cont.)

                      # of       Aggregate  % of Aggregate
Geographic Location   Loans    Loan Balance   Loan Balance

     South Carolina     174    8,687,690.27        2.17%
          Tennessee     139    9,363,729.72        2.34%
              Texas      76    4,227,421.06        1.06%
               Utah      98    7,309,100.71        1.83%
            Vermont       1       70,000.00        0.02%
           Virginia     103    5,149,467.43        1.29%
         Washington      37    3,150,400.60        0.79%
      West Virginia      13      390,727.55        0.10%
          Wisconsin      74    3,947,968.07        0.99%
            Wyoming       2       76,918.88        0.02%

        Total         6,539 $399,999,864.54      100.00%*

Distribution by Original Loan-to-Value Ratio (LTV)

                   # of     Aggregate   % of Aggregate
  Original LTVs   Loans  Loan Balance     Loan Balance

  4.00% to 10.00     42     $692,862.78        0.17%
 10.01% to 20.00    328    8,405,514.05        2.10%
 20.01% to 30.00    357   11,728,837.40        2.93%
 30.01% to 40.00    284   10,261,196.48        2.57%
 40.01% to 50.00    412   15,378,483.65        3.84%
 50.01% to 60.00    477   23,407,728.75        5.85%
 60.01% to 70.00  1,026   56,409,581.19       14.10%
 70.01% to 80.00  2,271  157,387,153.82       39.35%
 80.01% to 90.00  1,342  116,328,506.42       29.08%

    Total         6,539 $399,999,864.54      100.00%*


Distribution by Loan Type

              Loan          # of       Aggregate  % of Aggregate
              Type         Loans    Loan Balance    Loan Balance

            Balloon         3,143 $222,469,663.21       55.62%
        Non Balloon         3,396  177,530,201.33       44.38%

              Total         6,539 $399,999,864.54      100.00%*


* Percentages may not add due to rounding.

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Distribution by Combined Loan-to-Value Ratio (LTV)


                    # of    Aggregate    % of Aggregate
   Combined LTVs   Loans  Loan Balance     Loan Balance

  10.15% to 20.00     23     $571,902.19        0.14%
  20.01% to 30.00    102    2,475,362.57        0.62%
  30.01% to 40.00    193    5,894,675.56        1.47%
  40.01% to 50.00    396   14,042,537.39        3.51%
  50.01% to 60.00    496   23,471,330.21        5.87%
  60.01% to 70.00  1,109   58,465,479.60       14.62%
  70.01% to 80.00  2,507  163,437,062.87       40.86%
  80.01% to 90.00  1,683  129,006,375.62       32.25%
  90.01% to 95.92     30    2,635,138.53        0.66%

    Total          6,539 $399,999,864.54      100.00%*


Distribution by Coupon Rates

                     # of     Aggregate   % of Aggregate
        Coupon      Loans   Loan Balance    Loan Balance

   7.900% to  9.500  326   $25,790,691.88       6.45%
   9.501% to 10.000  538    40,866,454.93      10.22%
  10.001% to 10.500  533    39,759,849.98       9.94%
  10.501% to 11.000  949    71,132,044.91      17.78%
  11.001% to 11.500  680    43,762,329.05      10.94%
  11.501% to 12.000  892    56,629,844.97      14.16%
  12.001% to 12.500  567    31,443,913.50       7.86%
  12.501% to 13.000  647    32,844,694.16       8.21%
  13.001% to 13.500  332    16,864,627.17       4.22%
  13.501% to 14.000  358    15,646,498.93       3.91%
  14.001% to 20.500  717    25,258,915.06       6.31%

     Total         6,539  $399,999,864.54      100.00%*

* Percentages may not add due to rounding.


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Distribution by Current Loan Balances


     Current           # of      Aggregate    % of Aggregate
   Loan Balance       Loans    Loan Balance     Loan Balance

      $0 to $25,000   1,001   $18,772,192.73       4.69%
  25,001 to  50,000   2,286    85,874,686.35      21.47%
  50,001 to  75,000   1,585    97,324,609.49      24.33%
  75,001 to 100,000     765    66,080,654.52      16.52%
 100,001 to 125,000     414    46,289,846.52      11.57%
 125,001 to 150,000     207    28,138,665.59       7.03%
 150,001 to 175,000      99    16,045,309.02       4.01%
 175,001 to 200,000      71    13,302,579.97       3.33%
 200,001 to 225,000      54    11,576,150.73       2.89%
 225,001 to 450,000      57    16,595,169.62       4.15%

        Total         6,539  $399,999,864.54     100.00%*

Distribution by Types of Mortgaged Property

  Property                   # of    Aggregate    % of Aggregate
  Types                     Loans   Loan Balance    Loan Balance

  Condominium                  44   $2,288,828.01        0.57%
  Manufactured Housing        127    5,850,681.78        1.46%
  Mixed Use                    24    2,614,416.01        0.65%
  Planned Unit Development     36    3,140,559.13        0.79%
  Single Family Attached      288   14,956,454.29        3.74%
  Single Family Detached    5,569  338,509,003.88       84.63%
  Two-to-Four Family          451   32,639,921.44        8.16%

              Total         6,539 $399,999,864.54      100.00%*

Distribution by Loan Age

  Months Elapsed        # of    Aggregate    % of Aggregate
  Since Origination    Loans   Loan Balance    Loan Balance

   0 to  1 months       4,342 $268,738,472.40       67.18%
   2 to 12 months       2,196  131,256,463.80       32.81%
  13 to 24 months           1        4,928.34        0.00%

          Total         6,539 $399,999,864.54      100.00%*
* Percentages may not add due to rounding.


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Distribution by Remaining Term to Maturity

  Remaining            # of    Aggregate     % of Aggregate
  Term                Loans   Loan Balance     Loan Balance

    0 to 120 months     246   $5,841,505.78        1.46%
  121 to 180 months   4,431  273,968,098.29       68.49%
  181 to 240 months   1,023   56,688,957.56       14.17%
  241 to 360 months     839   63,501,302.91       15.88%

    Total         6,539     $399,999,864.54      100.00%*

Distribution by Original Term to Maturity


  Original            # of     Aggregate    % of Aggregate
  Term               Loans    Loan Balance    Loan Balance

    0 to 120 months    246   $5,841,505.78        1.46%
  121 to 180 months  4,431  273,968,098.29       68.49%
  181 to 240 months  1,023   56,688,957.56       14.17%
  241 to 360 months    839   63,501,302.91       15.88%

            Total    6,539 $399,999,864.54     100.00%*

Distribution by Home Equity Ratio (2nd Liens Only)

    Home Equity      # of       Aggregate     % of Aggregate
    Ratio       2nd Liens  2nd Lien Balance 2nd Lien Balance

   5.83% to  10.00      10     $161,094.76       0.59%
  10.01% to  15.00      49      865,784.55       3.19%
  15.01% to  20.00     108    2,508,458.78       9.24%
  20.01% to  25.00     125    3,253,829.98      11.99%
  25.01% to  30.00     116    3,608,395.01      13.30%
  30.01% to  35.00      88    3,139,728.34      11.57%
  35.01% to  40.00      79    3,155,341.04      11.63%
  40.01% to  45.00      48    2,096,654.73       7.73%
  45.01% to  50.00      35    1,761,839.34       6.49%
  50.01% to  55.00      23    1,055,683.40       3.89%
  55.01% to  60.00      20    1,030,606.94       3.80%
  60.01% to  65.00      16      743,711.63       2.74%
  65.01% to  70.00      14      701,028.25       2.58%
  70.01% to  75.00      14      662,780.82       2.44%


* Percentages may not add due to rounding.

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



Distribution by Home Equity Ratio (Cont.)


Home Equity           # of       Aggregate       % of Aggregate
    Ratio           2nd Liens 2nd Lien Balance   2nd Lien Balance


  75.01% to  80.00      11      570,067.36            2.10%
  80.01% to  85.00      13      738,558.71            2.72%
  85.01% to  90.00       6      649,782.88            2.39%
  90.01% to  95.00       3      327,846.20            1.21%
  95.01% to 100.00       2      105,728.76            0.39%

            Total      780  $27,136,921.48          100.00%*

Distribution by Occupancy Status

  Occupancy            # of      Aggregate    % of Aggregate
  Status              Loans     Loan Balance    Loan Balance

  Investor Occupied     394    $18,969,476.94        4.74%
  Owner Occupied      6,145    381,030,387.60       95.26%

       Total          6,539   $399,999,864.54      100.00%*


Distribution by Lien Position

     Lien        # of       Aggregate    % of Aggregate
     Position   Loans      Loan Balance    Loan Balance

     1st lien    5,759   $372,862,943.06       93.22%
     2nd lien      780     27,136,921.48        6.78%

     Total       6,539   $399,999,864.54      100.00%*

* Percentages may not add due to rounding.


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Distribution by Loan Purpose

  Loan                 # of    Aggregate    % of Aggregate
  Purpose             Loans   Loan Balance    Loan Balance

  Debt Consolidation  4,912 $291,088,354.67       72.77%
  Home Improvement      231   12,736,494.29        3.18%
  DC/HI Combo           350   21,317,410.33        5.33%
  Purchase              665   50,285,307.30       12.57%
  Other                 381   24,572,297.95        6.14%

  Total               6,539 $399,999,864.54      100.00%*

Distribution by Days Delinquent

                    # of     Aggregate      % of Aggregate
  Days Delinquent  Loans    Loan Balance      Loan Balance

   0 to 29 days    6,440  $393,893,731.16          98.47%
  30 to 59 days       95     5,904,033.38           1.48%
  60 to 89 days        4       202,100.00           0.05%

  Total            6,539  $399,999,864.54         100.00%*

Distribution by Debt to Income Ratio

  Debt to           # of    Aggregate       % of Aggregate
  Income Ratio     Loans   Loan Balance       Loan Balance

   4.00% to 10.00     50   $1,883,372.15            0.47%
  10.01% to 20.00    496   20,755,454.72            5.19%
  20.01% to 30.00  1,335   70,273,991.17           17.57%
  30.01% to 40.00  1,904  117,295,941.41           29.32%
  40.01% to 50.00  2,614  178,291,972.25           44.57%
  50.01% to 59.00    140   11,499,132.84            2.87%

     Total         6,539 $399,999,864.54          100.00%*

* Percentages may not add due to rounding.

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



                                                      Fixed Rate Collateral
                                                                 Original                  Remaining      Original
                                       Gross          Net         Term to     Calculated     Term to    Amortization
    Pool           Principal          Coupon        Coupon       Maturity       Loan        Maturity        Term       Amortization
   Number           Balance            Rate          Rate        (months)        Age        (months)      (months)        Method
  --------     ----------------    -------------  ----------    -----------     -----      ----------   -------------  ------------
       1           $349,729.20        11.9693%      11.4693%          60          2               58             60       Level
       2         $5,491,776.58        11.8510%      11.3510%         117          1              116            117       Level
       3        $51,498,435.08        11.4052%      10.9052%         180          1              178            180       Level
       4        $56,688,957.56        11.3662%      10.8662%         240          1              239            240       Level
       5         $2,253,975.28        10.7082%      10.2082%         360          1              359            360       Level
       7       $222,469,663.21        11.7412%      11.2412%         180          1              179            360      Balloon

Total          $399,999,864.54



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.




                                                                  Class A-1: $50,750,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98              85%               32%                 0%                0%                0%               0%
            February-99              76%                0%                 0%                0%                0%               0%
            February-00              67%                0%                 0%                0%                0%               0%
            February-01              57%                0%                 0%                0%                0%               0%
            February-02              46%                0%                 0%                0%                0%               0%
            February-03              34%                0%                 0%                0%                0%               0%
            February-04              21%                0%                 0%                0%                0%               0%
            February-05               9%                0%                 0%                0%                0%               0%
            February-06               0%                0%                 0%                0%                0%               0%
            February-07               0%                0%                 0%                0%                0%               0%
            February-08               0%                0%                 0%                0%                0%               0%
            February-09               0%                0%                 0%                0%                0%               0%
            February-10               0%                0%                 0%                0%                0%               0%
            February-11               0%                0%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life:
Years 3 to Maturity                 4.50              0.82               0.56              0.50              0.44             0.37
Years 3 to Call                     4.50              0.82               0.56              0.50              0.44             0.37
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.




                                                                Class A-2: $57,500,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%                82%               63%               35%               0%
            February-99             100%               58%                 0%                0%                0%               0%
            February-00             100%                0%                 0%                0%                0%               0%
            February-01             100%                0%                 0%                0%                0%               0%
            February-02             100%                0%                 0%                0%                0%               0%
            February-03             100%                0%                 0%                0%                0%               0%
            February-04             100%                0%                 0%                0%                0%               0%
            February-05             100%                0%                 0%                0%                0%               0%
            February-06              96%                0%                 0%                0%                0%               0%
            February-07              83%                0%                 0%                0%                0%               0%
            February-08              69%                0%                 0%                0%                0%               0%
            February-09              52%                0%                 0%                0%                0%               0%
            February-10              34%                0%                 0%                0%                0%               0%
            February-11              12%                0%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity                12.02              2.20               1.31              1.15              0.99             0.83
Years 3 to Call                    12.02              2.20               1.31              1.15              0.99             0.83
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                  Class A-3: $84,500,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%              91%
            February-99             100%              100%                71%               46%                9%               0%
            February-00             100%               96%                 4%                0%                0%               0%
            February-01             100%               60%                 0%                0%                0%               0%
            February-02             100%               27%                 0%                0%                0%               0%
            February-03             100%                0%                 0%                0%                0%               0%
            February-04             100%                0%                 0%                0%                0%               0%
            February-05             100%                0%                 0%                0%                0%               0%
            February-06             100%                0%                 0%                0%                0%               0%
            February-07             100%                0%                 0%                0%                0%               0%
            February-08             100%                0%                 0%                0%                0%               0%
            February-09             100%                0%                 0%                0%                0%               0%
            February-10             100%                0%                 0%                0%                0%               0%
            February-11             100%                0%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               14.93              4.40               2.38              2.03              1.68             1.32
Years 3 to Call                   14.93              4.40               2.38              2.03              1.68             1.32
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.


                                                                  Class A-4: $37,250,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%               0%
            February-00             100%              100%               100%               36%                0%               0%
            February-01             100%              100%                17%                0%                0%               0%
            February-02             100%              100%                 0%                0%                0%               0%
            February-03             100%               98%                 0%                0%                0%               0%
            February-04             100%               55%                 0%                0%                0%               0%
            February-05             100%               29%                 0%                0%                0%               0%
            February-06             100%                2%                 0%                0%                0%               0%
            February-07             100%                0%                 0%                0%                0%               0%
            February-08             100%                0%                 0%                0%                0%               0%
            February-09             100%                0%                 0%                0%                0%               0%
            February-10             100%                0%                 0%                0%                0%               0%
            February-11             100%                0%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               14.94              7.40               3.66              3.03              2.42              1.84
Years 3 to Call                   14.94              7.40               3.66              3.03              2.42              1.84
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                  Class A-5: $28,250,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%              89%
            February-00             100%              100%               100%              100%               19%               0%
            February-01             100%              100%               100%               46%                0%               0%
            February-02             100%              100%                36%                0%                0%               0%
            February-03             100%              100%                 0%                0%                0%               0%
            February-04             100%              100%                 0%                0%                0%               0%
            February-05             100%              100%                 0%                0%                0%               0%
            February-06             100%              100%                 0%                0%                0%               0%
            February-07             100%               67%                 0%                0%                0%               0%
            February-08             100%               33%                 0%                0%                0%               0%
            February-09             100%                1%                 0%                0%                0%               0%
            February-10             100%                0%                 0%                0%                0%               0%
            February-11             100%                0%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               14.94             10.58               4.92              4.04              2.98              2.20
Years 3 to Call                   14.94             10.58               4.92              4.04              2.98              2.20
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                       Class A-6: $20,000,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%               0%
            February-01             100%              100%               100%              100%               29%               0%
            February-02             100%              100%               100%               49%                0%               0%
            February-03             100%              100%                65%                0%                0%               0%
            February-04             100%              100%                 2%                0%                0%               0%
            February-05             100%              100%                 0%                0%                0%               0%
            February-06             100%              100%                 0%                0%                0%               0%
            February-07             100%              100%                 0%                0%                0%               0%
            February-08             100%              100%                 0%                0%                0%               0%
            February-09             100%              100%                 0%                0%                0%               0%
            February-10             100%               59%                 0%                0%                0%               0%
            February-11             100%               19%                 0%                0%                0%               0%
            February-12              71%                0%                 0%                0%                0%               0%
            February-13              49%                0%                 0%                0%                0%               0%
            February-14              25%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               16.13             13.30               6.31              5.08              3.91              2.51
Years 3 to Call                   16.13             13.30               6.31              5.08              3.91              2.51
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                  Class A-7: $24,250,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%               0%
            February-01             100%              100%               100%              100%              100%               0%
            February-02             100%              100%               100%              100%               40%               0%
            February-03             100%              100%               100%               78%                0%               0%
            February-04             100%              100%               100%               35%                0%               0%
            February-05             100%              100%                80%               23%                0%               0%
            February-06             100%              100%                52%                2%                0%               0%
            February-07             100%              100%                25%                0%                0%               0%
            February-08             100%              100%                 2%                0%                0%               0%
            February-09             100%              100%                 0%                0%                0%               0%
            February-10             100%              100%                 0%                0%                0%               0%
            February-11             100%              100%                 0%                0%                0%               0%
            February-12             100%                0%                 0%                0%                0%               0%
            February-13             100%                0%                 0%                0%                0%               0%
            February-14             100%                0%                 0%                0%                0%               0%
            February-15              98%                0%                 0%                0%                0%               0%
            February-16              72%                0%                 0%                0%                0%               0%
            February-17              46%                0%                 0%                0%                0%               0%
            February-18              38%                0%                 0%                0%                0%               0%
            February-19              28%                0%                 0%                0%                0%               0%
            February-20              18%                0%                 0%                0%                0%               0%
            February-21               7%                0%                 0%                0%                0%               0%
            February-22               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               20.63             14.92               9.16              7.01              5.00              2.85
Years 3 to Call                   20.02             14.92               9.00              6.94              5.00              2.85
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                  Class A-8: $21,500,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%              99%
            February-01             100%              100%               100%              100%              100%              78%
            February-02             100%              100%               100%              100%              100%              20%
            February-03             100%              100%               100%              100%               94%               5%
            February-04             100%              100%               100%              100%               65%               3%
            February-05             100%              100%               100%              100%               63%               3%
            February-06             100%              100%               100%              100%               50%               3%
            February-07             100%              100%               100%               79%               36%               2%
            February-08             100%              100%               100%               59%               24%               0%
            February-09             100%              100%                80%               44%               14%               0%
            February-10             100%              100%                61%               32%                6%               0%
            February-11             100%              100%                47%               22%                1%               0%
            February-12             100%               60%                 5%                0%                0%               0%
            February-13             100%               50%                 1%                0%                0%               0%
            February-14             100%               41%                 0%                0%                0%               0%
            February-15             100%               33%                 0%                0%                0%               0%
            February-16             100%               25%                 0%                0%                0%               0%
            February-17             100%               16%                 0%                0%                0%               0%
            February-18             100%               12%                 0%                0%                0%               0%
            February-19             100%                9%                 0%                0%                0%               0%
            February-20             100%                5%                 0%                0%                0%               0%
            February-21             100%                3%                 0%                0%                0%               0%
            February-22              93%                0%                 0%                0%                0%               0%
            February-23              78%                0%                 0%                0%                0%               0%
            February-24              61%                0%                 0%                0%                0%               0%
            February-25              43%                0%                 0%                0%                0%               0%
            February-26              19%                0%                 0%                0%                0%               0%
            February-27               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               27.51             17.24              13.61             11.98              9.10              4.72
Years 3 to Call                   21.36             14.94               9.94              8.36              6.53              4.44
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.




                                                                  Class A-9: $30,000,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ----------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%             100%
            February-01              99%               94%                89%               89%               89%              94%
            February-02              98%               88%                80%               78%               76%              75%
            February-03              97%               77%                66%               62%               56%              49%
            February-04              95%               68%                52%               46%               38%              29%
            February-05              87%               46%                24%               18%               13%              15%
            February-06              80%               31%                11%                7%                4%               5%
            February-07              72%               20%                 5%                3%                1%               0%
            February-08              64%               13%                 2%                1%                0%               0%
            February-09              56%                9%                 1%                0%                0%               0%
            February-10              48%                6%                 0%                0%                0%               0%
            February-11              40%                3%                 0%                0%                0%               0%
            February-12               0%                0%                 0%                0%                0%               0%
            February-13               0%                0%                 0%                0%                0%               0%
            February-14               0%                0%                 0%                0%                0%               0%
            February-15               0%                0%                 0%                0%                0%               0%
            February-16               0%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3                           12.06              8.09               6.85              6.58              6.33              6.23
Years 3 to Call                   12.06              8.09               6.77              6.43              5.78              4.74
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.



Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.


                                                                  Class M-1 $18,000,000
                         Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%             100%
            February-01             100%              100%                85%               70%               52%              30%
            February-02             100%              100%                67%               53%               36%              18%
            February-03             100%              100%                52%               39%               25%              10%
            February-04             100%               90%                41%               29%               17%               6%
            February-05             100%               79%                32%               22%               12%               0%
            February-06             100%               69%                25%               16%                8%               0%
            February-07             100%               61%                19%               12%                4%               0%
            February-08             100%               53%                15%                9%                0%               0%
            February-09             100%               46%                12%                6%                0%               0%
            February-10             100%               39%                 9%                2%                0%               0%
            February-11             100%               34%                 7%                0%                0%               0%
            February-12              40%                9%                 0%                0%                0%               0%
            February-13              37%                7%                 0%                0%                0%               0%
            February-14              34%                5%                 0%                0%                0%               0%
            February-15              30%                2%                 0%                0%                0%               0%
            February-16              26%                0%                 0%                0%                0%               0%
            February-17              22%                0%                 0%                0%                0%               0%
            February-18              20%                0%                 0%                0%                0%               0%
            February-19              19%                0%                 0%                0%                0%               0%
            February-20              17%                0%                 0%                0%                0%               0%
            February-21              15%                0%                 0%                0%                0%               0%
            February-22              13%                0%                 0%                0%                0%               0%
            February-23              11%                0%                 0%                0%                0%               0%
            February-24               9%                0%                 0%                0%                0%               0%
            February-25               6%                0%                 0%                0%                0%               0%
            February-26               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               17.79             11.57               7.22              6.09              5.02              4.25
Years 3 to Call                   16.84             11.38               6.67              5.60              4.62              3.97
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                  Class M-2 $23,000,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%             100%
            February-01             100%              100%                85%               70%               52%              30%
            February-02             100%              100%                67%               53%               36%              16%
            February-03             100%              100%                52%               39%               25%               6%
            February-04             100%               90%                41%               29%               15%               0%
            February-05             100%               79%                32%               22%                7%               0%
            February-06             100%               69%                25%               14%                2%               0%
            February-07             100%               61%                18%                8%                0%               0%
            February-08             100%               53%                12%                3%                0%               0%
            February-09             100%               46%                 7%                0%                0%               0%
            February-10             100%               39%                 4%                0%                0%               0%
            February-11             100%               34%                 1%                0%                0%               0%
            February-12              40%                3%                 0%                0%                0%               0%
            February-13              37%                1%                 0%                0%                0%               0%
            February-14              34%                0%                 0%                0%                0%               0%
            February-15              30%                0%                 0%                0%                0%               0%
            February-16              26%                0%                 0%                0%                0%               0%
            February-17              22%                0%                 0%                0%                0%               0%
            February-18              20%                0%                 0%                0%                0%               0%
            February-19              18%                0%                 0%                0%                0%               0%
            February-20              15%                0%                 0%                0%                0%               0%
            February-21              13%                0%                 0%                0%                0%               0%
            February-22              10%                0%                 0%                0%                0%               0%
            February-23               7%                0%                 0%                0%                0%               0%
            February-24               4%                0%                 0%                0%                0%               0%
            February-25               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               17.54             11.41               7.02              5.90              4.82              3.94
Years 3 to Call                   16.83             11.38               6.67              5.60              4.58              3.78
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Prepayment Scenario Tables

                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Fixed Rate Group 1                 0.00%            50.00%            100.00%           120.00%           150.00%          200.00%

-----------------------
 1 As a percentage of the Prepayment Assumption.



                                                                    Class B $5,000,000
                          Scenario I        Scenario II       Scenario III       Scenario IV       Scenario V        Scenario VI
                        ----------------  ----------------   ----------------  ----------------  ----------------  ---------------
Payment Date
Initial Percent                     100%              100%               100%              100%              100%             100%
            February-98             100%              100%               100%              100%              100%             100%
            February-99             100%              100%               100%              100%              100%             100%
            February-00             100%              100%               100%              100%              100%             100%
            February-01             100%              100%                85%               70%               52%              14%
            February-02             100%              100%                67%               53%               25%               0%
            February-03             100%              100%                52%               31%                5%               0%
            February-04             100%               90%                34%               13%                0%               0%
            February-05             100%               79%                18%                0%                0%               0%
            February-06             100%               69%                 5%                0%                0%               0%
            February-07             100%               61%                 0%                0%                0%               0%
            February-08             100%               53%                 0%                0%                0%               0%
            February-09             100%               42%                 0%                0%                0%               0%
            February-10             100%               31%                 0%                0%                0%               0%
            February-11             100%               21%                 0%                0%                0%               0%
            February-12              32%                0%                 0%                0%                0%               0%
            February-13              27%                0%                 0%                0%                0%               0%
            February-14              21%                0%                 0%                0%                0%               0%
            February-15              14%                0%                 0%                0%                0%               0%
            February-16               7%                0%                 0%                0%                0%               0%
            February-17               0%                0%                 0%                0%                0%               0%
            February-18               0%                0%                 0%                0%                0%               0%
            February-19               0%                0%                 0%                0%                0%               0%
            February-20               0%                0%                 0%                0%                0%               0%
Weighted Average Life
Years 3 to Maturity               15.83             11.07               6.17              5.18              4.24              3.44
Years 3 to Call                   15.83             11.07               6.17              5.18              4.24              3.44
-----------------------------
3 The Weighted Average Life of the above Certificate is determined by (i)
multiplying the amount of each principal payment by the number of years from the date of issuance to the related Payment Date, (ii) adding the results, and (iii)
dividing the sum by the initial respective Certificate Principal Balance for such Class of Certificates.



These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

TRANSACTION SUMMARY @ Pricing Prepayment Speed
                                                                   Expected
                                      Estimated to Maturity         Ratings
                                   Modified  Principal  Principal  (Moody's /
Approximate Size Certificate  WAL  Duration    Lockout     Window   FITCH)
   $50,750,000    Class A-1   0.50   0.48            0      1-10   Aaa/AAA
   $57,500,000    Class A-2   1.15   1.08            9      10-17   Aaa/AAA
   $84,500,000    Class A-3   2.03   1.84           16      17-32   Aaa/AAA
   $37,250,000    Class A-4   3.03   2.66           31      32-42   Aaa/AAA
   $28,250,000    Class A-5   4.04   3.41           41      42-55   Aaa/AAA
   $20,000,000    Class A-6   5.08   4.12           54      55-68   Aaa/AAA
   $24,250,000    Class A-7   7.01   5.26           67      68-110  Aaa/AAA
   $21,500,000    Class A-8  11.98   7.52          109     110-179  Aaa/AAA
   $30,000,000    Class A-9   6.58   5.00           36      37-179  Aaa/AAA
       (3)        Class A-10IO                                      Aaa/AAA
   $18,000,000    Class M-1   6.09   4.52           36      37-162   Aa2/AA
   $23,000,000    Class M-2   5.90   4.40           36      37-145    A3/A
    $5,000,000    Class B     5.18   4.00           36      37-96   Baa3/BBB

Class A-1 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)      4.50     0.82      0.56     0.50    0.44      0.37
Duration                  3.65     0.77      0.53     0.48    0.42      0.36
First Principal Payment  Mar-97   Mar-97    Mar-97   Mar-97  Mar-97    Mar-97
Last Principal Payment   Nov-05   Jul-98    Jan-98   Dec-97  Nov-97    Sep-97
Principal Lockout (months)   0        0         0        0       0         0
Principal Window (months)  105       17        11       10       9         7
Yield @ Par              6.296%   6.045%    5.900%   5.851%  5.783%    5.683%

Class A-2 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     12.02     2.20      1.31     1.15    0.99      0.83
Duration                  8.11     1.99      1.22     1.08    0.93      0.78
First Principal Payment  Nov-05   Jul-98    Jan-98   Dec-97  Nov-97    Sep-97
Last Principal Payment   Sep-11   Jan-00    Oct-98   Jul-98  May-98    Feb-98
Principal Lockout (months)  104      16        10        9       8         6
Principal Window (months)    71      19        10        8       7         6
Yield @ Par              6.445%   6.350%    6.271%   6.245%  6.209%    6.158%

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class A-3 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     14.93     4.40      2.38     2.03    1.68      1.32
Duration                  9.22     3.69      2.13     1.84    1.54      1.23
First Principal Payment  Sep-11   Jan-00    Oct-98   Jul-98  May-98    Feb-98
Last Principal Payment   Jan-12   Feb-03    Mar-00   Oct-99  Apr-99    Oct-98
Principal Lockout (months) 174       34        19       16      14        11
Principal Window (months)    5       38        18       16      12         9
Yield @ Par              6.674%   6.632%    6.581%   6.562%  6.534%    6.491%

Class A-4 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     14.94     7.40      3.66     3.03    2.42      1.84
Duration                  9.11     5.62      3.14     2.66    2.16      1.68
First Principal Payment  Jan-12   Feb-03    Mar-00   Oct-99  Apr-99    Oct-98
Last Principal Payment   Jan-12   Mar-06    May-01   Aug-00  Oct-99    Feb-99
Principal Lockout (months) 178       71        36       31      25        19
Principal Window (months)    1       38        15       11       7         5
Yield @ Par              6.858%   6.840%    6.803%   6.787%  6.764%    6.729%

Class A-5 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     14.94    10.58      4.92     4.04    2.98      2.20
Duration                  8.98     7.23      4.02     3.41    2.61      1.97
First Principal Payment  Jan-12   Mar-06    May-01   Aug-00  Oct-99    Feb-99
Last Principal Payment   Jan-12   Mar-09    Sep-02   Sep-01  Aug-00    Jun-99
Principal Lockout (months) 178      108        50       41      31        23
Principal Window (months)    1       37        17       14      11         5
Yield @ Par              7.093%   7.086%    7.055%   7.043%  7.018%    6.985%

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Class A-6 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     16.13    13.30      6.31     5.08    3.91      2.51
Duration                  9.24     8.29      4.91     4.12    3.30      2.22
First Principal Payment  Jan-12   Mar-09    Sep-02   Sep-01  Aug-00    Jun-99
Last Principal Payment   Jan-15   Sep-11    Apr-04   Oct-02  May-01    Oct-99
Principal Lockout (months) 178      144        66       54      41        27
Principal Window (months)   37       31        20       14      10         5
Yield @ Par              7.268%   7.265%    7.241%   7.231%  7.214%    7.172%

Class A-7 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     20.63    14.92      9.16     7.01    5.00      2.85
Duration                 10.20     8.74      6.41     5.26    4.03      2.49
First Principal Payment  Jan-15   Sep-11    Apr-04   Oct-02  May-01    Oct-99
Last Principal Payment   Sep-21   Jan-12    Mar-08   Apr-06  Jan-03    Feb-00
Principal Lockout (months) 214      174        85       67      50        31
Principal Window (months)   81        5        48       43      21         5
Yield @ Par              7.507%   7.503%    7.491%   7.481%  7.464%    7.419%

Class A-8 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)      27.51   17.24     13.61    11.98    9.10      4.72
Duration                  11.08    9.18      8.14     7.52    6.23      3.79
First Principal Payment   Sep-21  Jan-12    Mar-08   Apr-06  Jan-03    Feb-00
Last Principal Payment    Oct-26  Feb-22    Jul-13   Jan-12  May-11    Jul-07
Principal Lockout (months)  294     178       132      109      70        35
Principal Window (months)    62     122        65       70     101        90
Yield @ Par               7.777%  7.771%    7.767%   7.764%  7.756%    7.725%

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Class A-9 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     12.06     8.09      6.85     6.58    6.33      6.23
Duration                  7.67     5.80      5.15     5.00    4.86      4.81
First Principal Payment  Mar-00   Mar-00    Mar-00   Mar-00  Jun-00    Nov-00
Last Principal Payment   Jan-12   Jan-12    Jan-12   Jan-12  Mar-11    May-07
Principal Lockout (months)  36       36        36       36      39        44
Principal Window (months)  143      143       143      143     130        79
Yield @ Par              7.283%   7.271%    7.265%   7.263%  7.261%    7.261%

Class M-1 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     17.79    11.57      7.22     6.09    5.02      4.25
Duration                  9.18     7.22      5.13     4.52    3.92      3.46
First Principal Payment  Jan-12   Apr-03    Jun-00   Mar-00  May-00    Jul-00
Last Principal Payment   Nov-25   Oct-15    Jan-12   Aug-10  Dec-07    Dec-04
Principal Lockout (months) 178       73        39       36      38        40
Principal Window (months)  167      151       140      126      92        54
Yield @ Par              7.833%   7.824%    7.807%   7.799%  7.789%    7.779%

Class M-2 (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     17.54    11.41      7.02     5.90    4.82      3.94
Duration                  8.96     7.06      5.00     4.40    3.78      3.23
First Principal Payment  Jan-12   Apr-03    Jun-00   Mar-00  Mar-00    Apr-00
Last Principal Payment   Feb-25   Nov-13    Jun-11   Mar-09  Oct-06    Feb-04
Principal Lockout (months) 178       73        39       36      36        37
Principal Window (months)  158      128       133      109      80        47
Yield @ Par              8.131%   8.121%    8.103%   8.094%  8.083%    8.069%

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Class B (to maturity)
% of Prepayment Assumption   0%     50%      100%     120%    150%      200%
Ramp to                      0%   10.00%    20.00%   24.00%  30.00%    40.00%
Average Life (years)     15.83    11.07      6.17     5.18    4.24      3.44
Duration                  8.47     6.85      4.58     4.00    3.41      2.88
First Principal Payment  Jan-12   Apr-03    Jun-00   Mar-00  Mar-00    Mar-00
Last Principal Payment   Jan-17   Jan-12    Aug-06   Feb-05  Jun-03    Sep-01
Principal Lockout (months) 178       73        39       36      36        36
Principal Window (months)   61      106        75       60      40        19
Yield @ Par              8.417%   8.408%    8.384%   8.374%  8.360%    8.342%

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)


This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Class A-7 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       20.02   14.92    9.00    6.94    5.00    2.85
Duration                   10.09    8.74    6.34    5.23    4.03    2.49
First Principal Payment   Jan-15  Sep-11  Apr-04  Oct-02  May-01  Oct-99
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Jan-03  Feb-00
Principal Lockout (months)   214     174      85      67      50      31
Principal Window (months)     42       5      34      33      21       5
Yield @ Par               7.507%  7.503%  7.490%  7.480%  7.464%  7.419%

Class A-8 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       21.36   14.94    9.94    8.36    6.53    4.44
Duration                   10.16    8.60    6.72    5.96    4.96    3.63
First Principal Payment   Jun-18  Jan-12  Jan-07  Jun-05  Jan-03  Feb-00
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)   255     178     118      99      70      35
Principal Window (months)      1       1       1       1       9      23
Yield @ Par               7.774%  7.769%  7.759%  7.754%  7.744%  7.721%

Class A-9 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       12.06    8.09    6.77    6.43    5.78    4.74
Duration                    7.67    5.80    5.12    4.93    4.55    3.89
First Principal Payment   Mar-00  Mar-00  Mar-00  Mar-00  Jun-00  Nov-00
Last Principal Payment    Jan-12  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)    36      36      36      36      39      44
Principal Window (months)    143     143      83      64      40      14
Yield @ Par               7.283%  7.271%  7.264%  7.262%  7.257%  7.247%


These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.

ContiMortgage Home Equity Loan Trust, Series 1997-1
(as of January 17, 1997 Cut-Off Date)

This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by ContiMortgage Corporation with respect to the expected characteristics of the pool of closed-end mortgage loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the closed-end mortgage loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that closed-end mortgage loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the closed-end mortgage loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


Class M-1 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       16.84   11.38    6.67    5.60    4.62    3.97
Duration                    9.04    7.16    4.92    4.31    3.71    3.29
First Principal Payment   Jan-12  Apr-03  Jun-00  Mar-00  May-00  Jul-00
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)   178      73      39      36      38      40
Principal Window (months)     78     106      80      64      41      18
Yield @ Par               7.832%  7.824%  7.804%  7.796%  7.784%  7.774%

Class M-2 (to call)
% of Prepayment Assumption    0%     50%    100%    120%    150%    200%
Ramp to                       0%  10.00%  20.00%  24.00%  30.00%  40.00%
Average Life (years)       16.83   11.38    6.67    5.60    4.58    3.78
Duration                    8.85    7.05    4.86    4.27    3.65    3.13
First Principal Payment   Jan-12  Apr-03  Jun-00  Mar-00  Mar-00  Apr-00
Last Principal Payment    Jun-18  Jan-12  Jan-07  Jun-05  Sep-03  Dec-01
Principal Lockout (months)   178      73      39      36      36      37
Principal Window (months)     78     106      80      64      43      21
Yield @ Par               8.130%  8.121%  8.101%  8.092%  8.080%  8.065%

These computational materials must be accompanied by a one page disclaimer which must be read in its entirety by the addressee. If such disclaimer is not attached, you must immediately notify Greenwich Capital Markets, Inc. of such omission.